Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Loss Per Share

	Year Ended December 31,
	2012 $	2011 $	2010 $
Net loss attributable to stockholders’ of Teekay Corporation	(160,180)	(358,616)	(267,287)

Weighted average number of common shares	69,263,369	70,234,817	72,862,617
Dilutive effect of stock-based compensation	—	—	—

Common stock and common stock equivalents	69,263,369	70,234,817	72,862,617

Loss per common share:
—Basic	(2.31)	(5.11)	(3.67)
—Diluted	(2.31)	(5.11)	(3.67)